UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 14, 2019
Date of Report (Date of earliest event reported)

KONA GRILL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34082	20-0216690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15059 N. Scottsdale Road, Suite 300 Scottsdale, Arizona 85254
(Address of principal executive offices) (Zip Code)

(480) 922-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

The Company is furnishing this report on Form 8-K in connection with the disclosure of information in conjunction with investor meetings at the ICR Conference on January 14, 2019.

The text included with this Report is available on the Company’s website located at www.konagrill.com, although the Company reserves the right to discontinue that availability at any time.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description

99.1	Investor Presentation – January 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2019	KONA GRILL, INC.

	By:	/s/ Christi Hing
Christi Hing
Chief Financial Officer